                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 29, 2003


                          SIGNAL TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                    000-21770                  04-2758268
----------------------------       -----------              ------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)



    222 ROSEWOOD DRIVE, DANVERS, MA                               01923
---------------------------------------                         ---------
(Address of Principal Executive Offices)                        (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 774-2281

ITEM 5.  OTHER EVENTS

     On April 29, 2003, Signal Technology Corporation reported its financial results for the first quarter ended March 31, 2003. A copy of the press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

               99.1 Press Release dated April 29, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNAL TECHNOLOGY CORPORATION



                                   By:/s/ Robert N. Nelsen
                                      -----------------------------------
                                      Robert N. Nelsen
                                      Title: Corporate Vice President and Chief
                                              Financial Officer

Date:  April 29, 2003



COMPANY PRESS RELEASE